UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 2, 2012

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Crosstex Energy, Inc. (the “Registrant”) owns the general partner interest, a 22 percent limited partner interest and the incentive distribution rights of Crosstex Energy, L.P. (the “Partnership”).

2018 Indenture

On October 5, 2012, the Partnership, Crosstex Energy Finance Corporation (“FinCo” and, together with the Partnership, the “Issuers”), the parties identified under the caption “Guarantors” on the signature page thereto and Wells Fargo Bank, National Association, as trustee (the “Trustee”) entered into a Supplemental Indenture (the “2018 Supplemental Indenture”) to the Indenture, dated as of February 10, 2010 (the “2018 Indenture”), among the Issuers, certain subsidiary guarantors and the Trustee, which governs the Issuers’ 8 7/8% senior unsecured notes due 2018 (the “2018 Notes”). The 2018 Supplemental Indenture amends the 2018 Indenture to add as guarantors of the 2018 Notes certain subsidiaries of the Partnership in order to satisfy the Issuers’ obligation to add as a guarantor of the 2018 Notes certain subsidiaries of the Partnership that guarantee any other indebtedness of the Issuers. A copy of the 2018 Supplemental Indenture is filed as Exhibit 4.1 to this Current Report.

The description set forth above is qualified in its entirety by (i) the 2018 Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference and (ii) the 2018 Indenture, which is filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed on February 16, 2010.

2022 Indenture

On October 5, 2012, the Issuers, the parties identified under the caption “Guarantors” on the signature page thereto and the Trustee entered into a Supplemental Indenture (the “2022 Supplemental Indenture”) to the Indenture, dated as of May 24, 2012 (the “2022 Indenture”), among the Issuers, certain subsidiary guarantors and the Trustee, which governs the Issuers’ 7 1/8% senior unsecured notes due 2022 (the “2022 Notes”). The 2022 Supplemental Indenture amends the 2022 Indenture to add as guarantors of the 2022 Notes certain subsidiaries of the Partnership in order to satisfy the Issuers’ obligation to add as a guarantor of the 2022 Notes certain subsidiaries of the Partnership that guarantee any other indebtedness of the Issuers. A copy of the 2022 Supplemental Indenture is filed as Exhibit 4.2 to this Current Report.

The description set forth above is qualified in its entirety by (i) the 2022 Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference and (ii) the 2022 Indenture, which is filed as Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed on May 24, 2012.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2012, Mr. Sheldon B. Lubar informed the Registrant and the Partnership of his resignation from the Board of Directors of each of the Registrant and Crosstex Energy GP, LLC (the “General Partner”), the general partner of the Partnership, effective immediately.  Mr. Lubar’s resignation is not due to any disagreements with the Registrant, the General Partner or the Partnership..

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Supplemental Indenture, dated as of October 5, 2012, to the indenture governing the Issuers’ 8.875% senior unsecured notes due 2018, dated as of February 10, 2010, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated October 2, 2012, filed with the Commission on October 5, 2012).

4.2	—

Supplemental Indenture, dated as of October 5, 2012, to the indenture governing the Issuers’ 7 1/8% senior unsecured notes due 2022, dated as of May 24, 2012, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated October 2, 2012, filed with the Commission on October 5, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: October 5, 2012	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—

Supplemental Indenture, dated as of October 5, 2012, to the indenture governing the Issuers’ 8.875% senior unsecured notes due 2018, dated as of February 10, 2010, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated October 2, 2012, filed with the Commission on October 5, 2012).

4.2	—

Supplemental Indenture, dated as of October 5, 2012, to the indenture governing the Issuers’ 7 1/8% senior unsecured notes due 2022, dated as of May 24, 2012, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.2 to Crosstex Energy, L.P.’s Current Report on Form 8-K dated October 2, 2012, filed with the Commission on October 5, 2012).